UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-05742
Name of Fund:
BlackRock FundsSM
BlackRock Circle Reserve Fund
Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM,
50 Hudson Yards, New York, NY 10001
Registrant's telephone number, including area code:
(800) 441-7762
Date of fiscal year end:
04/30/2025
Date of reporting period:
04/30/2025
Item 1 — Reports to Stockholders
(a) The Reports to Shareholders are attached herewith

Circle Reserve Fund
Institutional Shares | USDXX
Annual Shareholder Report — April 30, 2025

This annual shareholder report contains important information about Circle Reserve Fund (the “Fund”) for the period of May 1, 2024 to April 30, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7450.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Shares	$9	0.09%
Key Fund statistics
Net Assets	$54,214,571,561
Number of Portfolio Holdings	27
Net Investment Advisory Fees	$19,717,756
Current seven-day yields as of April 30, 2025 (The 7-day SEC Yield may differ from the 7-Day Yield shown due to the fact that the 7-Day SEC Yield excludes distributed capital gains.)
7-Day SEC Yield	4.28%
7-Day Yield	4.28%
What did the Fund invest in?
(as of April 30, 2025)
Portfolio composition
Asset Type	Percent of Net Assets
Repurchase Agreements	58.0%
U.S. Treasury Obligations	47.0%
Liabilities in Excess of Other Assets	(5.0)%
Past performance is not an indication of future results. Visit blackrock.com for more recent yield information.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 441-7450.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates.
Circle Reserve Fund
Institutional Shares | USDXX
Annual Shareholder Report — April 30, 2025
USDXX-04/25-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Experts – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Circle Reserve Fund	$26,650	$25,830	$0	$0	$9,900	$9,880	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,149,000	$2,149,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,00 and $2,149,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Circle Reserve Fund	$9,900	$9,880

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,149,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Financial Statement and Financial Highlights for Open-End Management Investment Companies filed under Item 7 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) The registrant’s Financial Statements are attached herewith.

(b) The registrant’s Financial Highlights are attached herewith.

APRIL 30, 2025

2025 Annual Financial Statements and Additional Information

BlackRock FundsSM

•	Circle Reserve Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2

Schedule of Investments April 30, 2025	Circle Reserve Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

U.S. Treasury Obligations — 47.0%
U.S. Treasury Bills(a)
4.26%, 05/01/25	USD	2,802,665	$2,802,665,000
4.26%, 05/06/25		1,800,800	1,799,744,532
4.26%, 05/08/25		2,067,500	2,065,799,588
4.28%, 05/15/25		1,890,100	1,886,979,760
4.31%, 05/20/25		931,100	929,016,404
4.30%, 05/27/25		3,115,600	3,106,075,935
4.29%, 05/29/25		2,052,400	2,045,624,067
4.30%, 06/03/25		1,000,000	996,113,331
4.31%, 06/05/25		2,267,500	2,258,159,264
4.30%, 06/10/25		1,350,000	1,343,647,498
4.31%, 06/12/25		3,539,000	3,521,535,035
4.31%, 06/24/25		93,300	92,711,881
4.32%, 06/26/25		1,158,200	1,150,651,109

Security		Par (000)	Value

U.S. Treasury Obligations (continued)
U.S. Treasury Bills(a)
4.28%, 07/03/25	USD	868,200	$861,839,173
4.29%, 07/10/25		626,200	621,117,692

Total U.S. Treasury Obligations — 47.0% (Cost: $25,481,680,269)			25,481,680,269

Total Repurchase Agreements — 58.0% (Cost: $31,439,000,000)			31,439,000,000

Total Investments — 105.0% (Cost: $56,920,680,269)			56,920,680,269

Liabilities in Excess of Other Assets — (5.0)%			(2,706,108,708)

Net Assets — 100.0%			$54,214,571,561

(a)	Rates are the current rate or a range of current rates as of period end.

Repurchase Agreements

	Repurchase Agreements						Collateral

Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	At Value	Proceeds Including Interest	Position	Original Par	Position Received, At value
Barclays Capital Inc.	4.37%	04/30/25	05/01/25	$4,900,000	$4,900,000,000	$4,900,594,806	U.S. Treasury Obligation, 0.00% to 6.13%, due 06/30/25 to 02/15/54	$5,523,701,000	$4,998,000,013

BNP Paribas SA	4.37	04/30/25	05/01/25	1,750,000	1,750,000,000	1,750,212,431	U.S. Treasury Obligation, 0.00% to 4.50%, due 05/15/25 to 11/15/53	2,360,413,396	1,785,000,000

BNP Paribas SA	4.37	04/30/25	05/01/25	3,250,000	3,250,000,000	3,250,394,514	U.S. Treasury Obligation, 0.00% to 6.13%, due 06/30/25 to 02/15/55	3,632,822,400	3,315,000,001

Citigroup Global Markets, Inc.	4.37	04/30/25	05/01/25	4,302,000	4,302,000,000	4,302,522,215	U.S. Treasury Obligation, 2.13% to 4.63%, due 12/31/28 to 01/31/30	4,284,767,200	4,388,040,034

Credit Agricole Corporate & Investment Bank SA	4.37	04/30/25	05/01/25	925,000	925,000,000	925,112,285	U.S. Treasury Obligation, 0.25% to 4.63%, due 05/31/25 to 05/31/31	943,315,800	943,500,088

Deutsche Bank AG	4.37	04/30/25	05/01/25	1,800,000	1,800,000,000	1,800,218,500	U.S. Treasury Obligation, 1.25% to 6.63%, due 11/15/26 to 02/15/55	1,992,624,400	1,836,000,047

Goldman Sachs & Co. LLC	4.37	04/30/25	05/01/25	15,000	15,000,000	15,001,821	U.S. Treasury Obligation, 4.13%, 09/30/27	15,080,000	15,300,019

Goldman Sachs & Co. LLC	4.37	04/30/25	05/01/25	5,750,000	5,750,000,000	5,750,697,986	U.S. Treasury Obligation, 0.00% to 4.75%, due 08/14/25 to 11/15/54	5,778,965,000	5,865,000,000

Nomura Securities International, Inc.	4.37	04/30/25	05/01/25	2,700,000	2,700,000,000	2,700,327,750	U.S. Treasury Obligation, 0.00% to 6.25%, due 05/06/25 to 08/15/54	2,852,948,900	2,754,000,616

Royal Bank of Canada	4.37	04/30/25	05/01/25	165,000	165,000,000	165,020,029	U.S. Treasury Obligation, 0.00% to 2.75%, due 07/15/25 to 02/15/38	147,963,718	168,300,082

Wells Fargo Securities LLC	4.37	04/30/25	05/01/25	5,500,000	5,500,000,000	5,500,667,639	U.S. Treasury Obligation, 0.00% to 5.00%, due 05/31/25 to 08/15/54	6,106,763,200	5,610,000,000

Wells Fargo Securities LLC	4.37	04/30/25	05/01/25	382,000	382,000,000	382,046,371	U.S. Treasury Obligation, 0.25% to 4.88%, due 07/31/25 to 08/15/32	420,052,500	389,640,030

					$31,439,000,000				$32,067,780,930

S C H E D U L E O F I N V E S T M E N T S	3

Schedule of Investments (continued) April 30, 2025	Circle Reserve Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Short-Term Securities
Repurchase Agreements	$—	$31,439,000,000	$—	$31,439,000,000
U.S. Treasury Obligations	—	25,481,680,269	—	25,481,680,269

	$—	$56,920,680,269	$—	$56,920,680,269

See notes to financial statements.

4	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statement of Assets and Liabilities

April 30, 2025

Circle Reserve Fund

ASSETS
Investments, at value — unaffiliated(a)	$25,481,680,269
Cash	1,004,132,744
Repurchase agreements, at value(b)	31,439,000,000
Receivables:
Interest — unaffiliated	3,933,425
Prepaid expenses	36,291

Total assets	57,928,782,729

LIABILITIES
Payables:
Investments purchased	3,521,535,035
Administration fees	1,366,798
Income dividend distributions	188,504,643
Investment advisory fees	2,345,932
Other accrued expenses	316,388
Professional fees	138,133
Registration fees	4,239

Total liabilities	3,714,211,168

Commitments and contingent liabilities

NET ASSETS	$54,214,571,561

NET ASSETS CONSIST OF:
Paid-in capital	$54,211,845,348
Accumulated earnings	2,726,213

NET ASSETS	$54,214,571,561

NET ASSET VALUE
Institutional

Net assets	$54,214,571,561

Shares outstanding	54,212,009,000

Net asset value	$1.00

Shares authorized	Unlimited

Par value	$0.001

(a) Investments, at cost — unaffiliated	$25,481,680,269
(b) Repurchase agreements, at cost	$31,439,000,000

See notes to financial statements.

S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S	5

Statement of Operations

Year Ended April 30, 2025

Circle Reserve Fund

INVESTMENT INCOME
Interest — unaffiliated	$1,765,737,367

Total investment income	1,765,737,367

EXPENSES
Investment advisory	55,260,917
Administration	11,606,002
Administration — class specific	7,395,668
Registration	706,797
Accounting services	562,676
Professional	297,950
Trustees and Officer	262,967
Custodian	229,290
Printing and postage	20,459
Transfer agent — class specific	48
Miscellaneous	112,837

Total expenses excluding interest expense	76,455,611
Interest expense	156

Total expenses	76,455,767

Less:
Administration fees waived	(225,593)
Administration fees waived by the Manager — class specific	(7,395,668)
Fees waived and/or reimbursed by the Manager	(35,543,161)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(48)

Total expenses after fees waived and/or reimbursed	33,291,297

Net investment income	1,732,446,070

REALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	1,350,202

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,733,796,272

See notes to financial statements.

6	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statements of Changes in Net Assets

	Circle Reserve Fund
	Year Ended 04/30/25	Year Ended 04/30/24

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,732,446,070	$1,281,288,071
Net realized gain	1,350,202	1,177,160

Net increase in net assets resulting from operations	1,733,796,272	1,282,465,231

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,732,445,862)	(1,281,287,248)

CAPITAL TRANSACTIONS
Net proceeds from sale of shares	27,775,000,000	10,300,000,000
Costs of shares redeemed	(3,550,000,000)	(5,700,000,000)

Net increase in net assets derived from capital transactions	24,225,000,000	4,600,000,000

NET ASSETS
Total increase in net assets	24,226,350,410	4,601,177,983
Beginning of year	29,988,221,151	25,387,043,168

End of year	$54,214,571,561	$29,988,221,151

(a) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S	7

Financial Highlights

(For a share outstanding throughout each period)

	Circle Reserve Fund

	Institutional
	Year Ended 04/30/25		Year Ended 04/30/24	Period from 11/03/22(a) to 04/30/23
Net asset value, beginning of period	$1.00		$1.00	$1.00

Net investment income(b)	0.0469		0.0518	0.0210
Net realized gain (loss)	0.0009		0.0001	(0.0004	)(c)

Net increase from investment operations	0.0478		0.0519	0.0206

Distributions(d)
From net investment income	(0.0478)		(0.0519)	(0.0206)
From net realized gain	(0.0000	)(e)	—	—

Total distributions	(0.0478)		(0.0519)	(0.0206)

Net asset value, end of period	$1.00		$1.00	$1.00

Total Return(f)
Based on net asset value	4.89%		5.31%	2.07	%(g)

Ratios to Average Net Assets
Total expenses	0.21%		0.22%	0.21	%(h)

Total expenses after fees waived and/or reimbursed	0.09%		0.09%	0.09	%(h)

Net investment income	4.69%		5.18%	4.29	%(h)

Supplemental Data
Net assets, end of period (000)	$54,214,572		$29,988,221	$25,387,043

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.00005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Not annualized.
(h)	Annualized.

See notes to financial statements.

8	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. Circle Reserve Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to discretionary liquidity fees.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

Shares of the Fund are only available for purchase by Circle Internet Financial, LLC and Circle Internet Financial Europe SAS (collectively, “Circle”).

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized daily on an accrual basis.

Cash: The Fund may maintain cash at its custodian which, at times may exceed United States federally insured limits. The Fund may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances. For financial reporting purposes, custodian credits, if any, are included in interest income in the Statement of Operations.

Segment Reporting: The Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations.

The Chief Financial Officer acts as the Fund’s Chief Operating Decision Maker (“CODM’) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment since the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value (“NAV”) per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges that the Fund has the ability to access for identical assets or liabilities;

•	Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and

•

Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

N O T E S T O F I N A N C I A L S T A T E M E N T S	9

Notes to Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Repurchase agreements may be traded bilaterally, in a tri-party arrangement or may be centrally cleared through a sponsoring agent. Subject to the custodial undertaking associated with a tri-party repurchase arrangement and for centrally cleared repurchase agreements, a third-party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the fund, respectively. In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the fund receives collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the fund would recognize a liability with respect to such excess collateral. The liability reflects the fund’s obligation under bankruptcy law to return the excess to the counterparty.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $10 billion	0.165%
Next $10 billion	0.155
Next $10 billion	0.140
Next $10 billion	0.135
Excess of $40 billion	0.130

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges Institutional Shares an administration fee, which is shown as administration - class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of Institutional Shares.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended April 30, 2025, the Fund did not pay any amounts to affiliates in return for these services.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets of Institutional Shares is 0.17%.

10	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

The Manager has agreed not to reduce or discontinue the contractual expense limitation through June 30, 2026, unless approved by the Board, including a majority of trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended April 30, 2025, the Manager waived and/or reimbursed investment advisory fees of $35,543,161 which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager - class specific and transfer agent fees waived and/or reimbursed by the Manager — class specific, respectively, in the Statement of Operations. For the year ended April 30, 2025, class specific expense waivers and/or reimbursements were as follows:

Institutional
Administration fees waived by the Manager — class specific	$7,395,668
Transfer agent fees waived and/or reimbursed by the Manager — class specific	48

The Fund also had a waiver of administration fees, which are included in Administration fees waived in the Statement of Operations. For the year ended April 30, 2025, the amount was $225,593.

BlackRock and BlackRock Investments, LLC (the “Distributor”) have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses. BlackRock and the Distributor may discontinue this voluntary waiver and/or reimbursement at any time without notice.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

6.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of date of these financial statements, all of which are subject to change, possibly with retroactive effect which may impact the Fund’s NAV.

The tax character of distributions paid was as follows:

	Year Ended 04/30/25	Year Ended 04/30/24
Ordinary income	$1,732,445,862	$1,281,287,248

As of April 30, 2025, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Net Unrealized Gains (Losses)(a)	Total
Circle Reserve Fund	$2,727,984	$(1,771)	$2,726,213

(a)	The difference between book-basis and tax-basis net accumulated losses was attributable primarily to the tax deferral of losses on wash sales.

As of April 30, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Circle Reserve Fund	$56,920,682,040	$—	$(1,771)	$(1,771)

7.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability;

N O T E S T O F I N A N C I A L S T A T E M E N T S	11

Notes to Financial Statements (continued)

(iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

Shareholder Purchase/Redemption Risk: Shares of the Fund are held by Circle as a portion of the reserves associated with Circle’s issuance of stablecoins to customers. The assets of the Fund are expected to fluctuate depending on the creation (mining) of additional stablecoins or the redemption (burning) of such coins. Stablecoins may face periods of uncertainty resulting in the potential for rapid requests by Circle for redemption of the Fund’s shares. Redemptions of a large number of Fund shares may adversely affect the Fund’s liquidity and net assets. These large redemptions may force the Fund to sell portfolio securities to meet redemption requests when it might not otherwise do so, which may negatively impact the Fund. In addition, large redemptions can result in the Fund’s current expenses being allocated over a smaller asset base, which generally could result in an increase in the Fund’s expense ratio.

8.	CAPITAL SHARE TRANSACTIONS

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold, reinvested and redeemed at $1.00 per share.

Transactions in capital shares were as follows:

Fund Name/Share Class	Year Ended 04/30/25 Shares	Year Ended 04/30/24 Shares
Circle Reserve Fund
Institutional
Shares sold	27,775,000,000	10,300,000,000
Shares redeemed	(3,550,000,000)	(5,700,000,000)

	24,225,000,000	4,600,000,000

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

12	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Report of Independent Registered Public Accounting Firm

To the Shareholders of Circle Reserve Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Circle Reserve Fund of BlackRock FundsSM (the “Fund”), including the schedule of investments, as of April 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from November 3, 2022 (commencement of operations) through April 30, 2023, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 3, 2022 (commencement of operations) through April 30, 2023, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2025, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

June 25, 2025

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	13

Important Tax Information (unaudited)

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended April 30, 2025:

Fund Name	Federal Obligation Interest

Circle Reserve Fund	$ 612,619,632

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended April 30, 2025:

Fund Name	Interest Dividends

Circle Reserve Fund	$ 1,732,446,070

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended April 30, 2025:

Fund Name	Interest- Related Dividends	Qualified Short- Term Gains

Circle Reserve Fund	$ 1,732,446,070	$ 1,177,161

14	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Additional Information

Changes in and Disagreements with Accountants

Not applicable.

Proxy Results

Not applicable.

Remuneration Paid to Trustees, Officers, and Others

Compensation to the independent trustees of the Trust is paid by the Trust, on behalf of the Fund.

General Information

Quarterly performance, shareholder reports, semi-annual and annual financial statements, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions.

A D D I T I O N A L I N F O R M A T I O N	15

Additional Information (continued)

Fund and Service Providers

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02110

Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc.	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10001

Custodian	Legal Counsel
The Bank of New York Mellon	Sidley Austin LLP
New York, NY 10286	New York, NY 10019

Address of the Trust
100 Bellevue Parkway
Wilmington, DE 19809

16	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Glossary of Terms Used in these Financial Statements

Currency Abbreviation

USD	United States Dollar

G L O S S A R Y O F T E R M S U S E D I N T H E S E F I N A N C I A L S T A T E M E N T S	17

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

Want to know more?

blackrock.com | 800-441-7450

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – See Item 7

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – See Item 7

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – See Item 7

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – See Item 7

Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached.

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: June 25, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: June 25, 2025

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: June 25, 2025